EXHIBIT 32.1
Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of ARMOUR Residential REIT, Inc. (the “Company”) in this Annual Report on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott J. Ulm, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 6, 2012
ARMOUR RESIDENTIAL REIT, INC.

By:	/s/Scott J. Ulm
Scott J. Ulm
Co-Chief Executive Officer